Exhibit 99.1 REALIZE THE POWER OF PARTNERSHIPSM West Coast Bank Symposium November 8, 2018 Newport Coast, CA

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Exhibit 99.1

BANNER CORPORATION

REALIZE THE POWER OF PARTNERSHIP℠

PiperJaffray®

West Coast Bank Symposium

November 8, 2018

Newport Coast, CA


Photo by
Debra Shotts


chris@off the
edge photography


Photo by
Jackie Miles


Photo by
Kang Pan

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 24, 2018 as well as the Form 10-K for the year ended December 31, 2017 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

BANNER CORPORATION

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$10.5B
Deposits	$ 8.7B
Loans	$ 7.9B
Offices	171*
Employees	2,100

* At November 1, 2018, the branch count increased to 182 with the addition of Skagit Bank's 11 branches. Following their systems conversion in February 2019, five of these branches will consolidate with or into nearby Banner Branches, reducing the branch count to 177.



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
MT
Medford
NV
UT
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Recent Additions

	2014 Q2	2015 Q1	2015 Q4
	SW Oregon Branches	Siuslaw Bank	AmericanWest Bank
Assets	$ 0.2B	$ 0.4B	$ 4.5B
Deposits	$ 0.2B	$ 0.3B	$ 3.6B
Loans	$ 0.1B	$ 0.2B	$ 3.0B
Offices	6	10	98

Building value at Banner

Growing with ...

- Like-minded culture
- Consistent performer
- Key market density
- High core, low cost deposits
- Low loan-to-deposit ratio

Skagit Bank

Assets	$ 0.9B
Deposits	$ 0.8B
Loans	$ 0.6B
Offices	11

Closed: November 1, 2018

SKAGIT BANK



CANADA
WA
Spokane
Seattle
90
5
84
Portland

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)	2017	2030	Growth
Washington	7.4	8.6	16%
Oregon	4.2	4.8	17%
Idaho	1.7	2.0	15%
California	39.5	46.5	17%
Region	52.8	61.9	16%
United States	*325.7*	*363.6*	*12%*

- All 4 Banner states are among the fastest growing in the U.S.
- Region has ~16% of U.S. population but will drive ~24% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2007 to 2017
2017 to 2030
Rank: 7th
10th
14th
9th
9th
14th
18th
7th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
WY
Medford
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Map includes 11 Skagit Bank branches (as of November 1, 2018), five of which will be consolidated with or into nearby Banner branches at the time of systems conversion.

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, Expeditors, PORT OF PORTLAND
Natural Resources	Weyerhaeuser, TRIMARINE, Trident Seafoods
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition
Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation



J.D. POWER
BANNER BANK

Ranked highest in Northwest for second consecutive year:
J.D. Power 2018 U.S. Retail Banking Satisfaction Study℠

Ranked "Best Regional Bank" in the U.S.:
Bankrate.com/ MONEY

2017 Bankrate BEST REGIONAL BANK

Ranked 35th out of 100 in *Forbes* 2018:
"Best Banks in America"

Received highest rating:
BauerFinancial Star Rating™

Seattle/Spokane SBA District:
Named "Regional Lender of the Year" in 2017, 2016 and 2015
Named "Community Lender of the Year" in 2014 and 2013

Portland SBA District:
Named "Star Performer" in 2017, 2016 and 2015

Released from enhanced regulatory oversight (April 2012)

Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
$124 million during 2012

Growing revenue

Grow transaction deposit accounts				
Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
09/30/18	267,830	2.8%	134,897	-0.3%
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~100% since 2009, a 8% compound annual growth rate.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has more than doubled.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
400
350
300
250
200
150
100
50
0
Interest Bearing
Non-Interest Bearing
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/18	$ 129M	9.2%	$ 490M	4.3%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
Other Income
Net Interest Income
125
100
75
50
25
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Grow deposit fees

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/18	$ 12.3M	10.8%	$ 46.4M	7.8%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix


12/31/2009
Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev


09/30/2018
Coml & Ag
18%
Securities
19%
Consumer
7%
CRE Owner
13%
9%
Res Mortgage
7%
CRE Investor
27%
Res Const/Dev

$ Billions	12/09	09/18
Securities	0.6	1.8
Coml & Ag	0.9	1.7
CRE Owner	0.5	1.3
CRE Investor	0.9	2.6
Res Const/Dev	0.5	0.7
Res Mortgage	0.7	0.8
Consumer	0.3	0.7
Total	4.4	9.6

Improve Funding Mix


12/31/2009
Non-Interest Bearing
14%
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%


09/30/2018
Certificates of Deposit
13%
FHLB & Other
5%
38%
Non-Interest Bearing
Interest Bearing and Savings
44%

$ Billions	12/09	09/18
Non-Interest	0.6	3.5
Interest Bearing	1.3	4.0
CDs	2.0	1.2
FHLB & Other	0.4	0.4
Total	4.3	9.1

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
09/30/18	$ 7,505M	0.9%	86%
12/31/09	$ 1,924M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
9
8
7
6
5
4
3
2
1
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
09/30/18	$ 5.5M	0.25%	$ 16.3M	0.19%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio	
Quarter Ending	Ratio
09/30/18	91%
12/31/09	98%



Net Noncore Funding Dependence
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Deposits
Loans
Loan-to-Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
9
8
7
6
5
4
3
2
1
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin				
Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/18	$109 M	4.48%	$412 M	4.35%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

Spending carefully	
Benefit from scale	AmericanWest provides scale. Per the original transaction metrics:
Control core operating expense	• Cost synergies: $ 37.5 million • One-time charges: $ 50.0 million

Spending carefully

Control core operating expense				
Quarter Ending	Quarter		LTM	
	Amount	YOY Δ	Amount	YOY Δ
09/30/18	$ 80M	0.0%	$328M	3.9%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



Efficiency Ratio
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
90
80
70
60
50
40
30
20
10
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

BANNER CORPORATION

Minimize nonperforming assets				
Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
09/30/18	$ 16 M	0.20%	$ 1 M	0.01%
12/31/09	$ 214 M	5.53%	$ 78 M	2.01%



ALLL to Total Loans
Banner
Gray band spans 3rd quartile of Group 1 ($10B and over).
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

* At 09/30/18, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.41%.



Millions
Other Real Estate Owned
Nonperforming Loans
ALLL
350
300
250
200
150
100
50
0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

BANNER CORPORATION

Maintain appropriate risk capital		
Quarter Ending	Tier 1 Leverage	TCE/ TA
09/30/18	11.04%	9.86%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
Gray band spans 3rd quartile of Group 1 ($10B and over).
18%
16%
14%
12%
10%
8%
6%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

Peer source: Group 2 ($3B–$10B), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV			
Quarter Ending	Stock Price[1]	TBV	Price / TBV
09/30/18	$ 58.62	$ 31.20	188%
06/30/10	$ 15.07	$ 29.03	52%

Maintain favorable stock price to EPS			
Quarter Ending	Stock Price[1]	EPS LTM	P/E Ratio
09/30/18	$ 58.62	$ 2.64	22.2x
06/30/10	$ 15.07	$ -8.06	n/m


Tangible BV per Share
Banner Stock Price
Before 2010 Q2 capital raise
$ 50
$ 40
$ 30
$ 20
$ 10
$ 0
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18


Earnings LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18

[1] Average closing price for the month following quarter-end.

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved